Exhibit 99.1

FORM OF SUPPORT AND NON-COMPETITION AGREEMENT

THIS SUPPORT AND NON-COMPETITION AGREEMENT (the “Agreement”), dated as of January 23, 2024, is by and among National Bankshares, Inc., a Virginia corporation (“Parent”), Frontier Community Bank, a Virginia banking corporation (“FCB”), and the shareholder of FCB identified on the signature page hereto in such Shareholder’s capacity as a shareholder of FCB (the “Shareholder”). Capitalized terms used and not defined herein and defined in the Merger Agreement shall have the meaning ascribed to them in the Merger Agreement (such term as defined herein).

WHEREAS, the Boards of Directors of Parent, NBB and FCB have approved a business combination of their companies through the merger (the “Merger”) of FCB with and into NBB pursuant to the terms and conditions of an Agreement and Plan of Merger, dated as of January 23, 2024, by and among Parent, NBB and FCB (the “Merger Agreement”);

WHEREAS, the Shareholder owns or possesses the sole right to vote, or direct the voting of, and the sole power to dispose of, or to direct the disposition of, the number of shares of FCB Common Stock as set forth on the signature page hereto (the “Covered Shares”); and

WHEREAS, as a material inducement for Parent to enter into the Merger Agreement and consummate the transactions contemplated thereby, the Shareholder has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth herein and in the Merger Agreement, and intending to be legally bound hereby, the parties agree as follows:

1. Representations and Warranties of Shareholder.

The Shareholder represents and warrants to Parent as follows:

(a) That he/she is now, and at all times until the Effective Time of the Merger will be, the sole owner, of record or beneficially, or possesses and will possess the sole right to vote or direct the voting of all of the Covered Shares, and possesses or will possess the sole power to dispose of or direct the disposition of all of the Covered Shares.

(b) That he/she has full right, power and authority to enter into, deliver and perform this Agreement, and that this Agreement has been duly executed and delivered by the Shareholder and constitutes the legal, valid and binding obligation of the Shareholder, and is enforceable in accordance with its terms.

(c) That none of the execution and delivery of this Agreement nor the consummation by the Shareholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, loan or credit arrangement, lien, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Shareholder is a party or bound or to which the Covered Shares are subject.

(d) That there is no suit, action, investigation or proceeding pending or, to the knowledge of the Shareholder, threatened against or affecting the Shareholder or any of his/her affiliates before or by any Governmental Authority that could reasonably be expected to materially impair the ability of the Shareholder to perform his/her obligations hereunder or to consummate the transactions contemplated hereby.

(e) That any proxies or voting rights previously given in respect of the Covered Shares are revocable, and that any such proxies or voting rights are hereby irrevocably revoked.

2. Support of Shareholder; Covenants of Shareholder.

(a) The Shareholder agrees that he/she shall cause the Covered Shares to be present at the FCB Shareholders Meeting and at such meeting shall vote, or cause to be voted (including causing any holder of record of the Covered Shares), in person or by proxy, all of the Covered Shares (i) in favor of the Merger Agreement and the transactions contemplated thereby, and (ii) against (A) any Acquisition Proposal, (B) any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of FCB under the Merger Agreement or of the Shareholder under this Agreement and (C) any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of the conditions under the Merger Agreement by Parent, NBB or FCB, until this Agreement terminates as provided in Section 2(f) herein, unless Parent is in material default with respect to a material covenant, representation, warranty or agreement made by it in the Merger Agreement.

(b) The Shareholder agrees that until the termination of this Agreement as provided in Section 2(f) herein, he/she shall not, without the prior written consent of Parent, directly or indirectly tender or permit the tender into any tender or exchange offer, or sell, transfer, pledge, hypothecate, grant a security interest in or otherwise dispose of or encumber any of the Covered Shares, provided that this restriction shall not apply to shares that are hypothecated or as to which a security interest already has been granted as of the date hereof. Notwithstanding the foregoing, in the case of any transfer by operation of law subsequent to the date hereof, this Agreement shall be binding upon and inure to the transferee.

(c) The Shareholder agrees that he/she will not make any statement, written or oral, to the effect that he/she does not support the Merger or that other shareholders of FCB should not support the Merger.

(d) The Shareholder agrees that he/she shall not, and he/she shall not authorize, direct, induce or encourage any other person, including but not limited to any holder of FCB Common Stock, or any officer, employee or director of FCB to, solicit from any third party any inquiries or proposals relating to the disposition of FCB’s business or assets or the acquisition of FCB’s voting securities, or the merger of FCB with any person other than Parent or any subsidiary of Parent, or except as provided in Section 5.5 of the Merger Agreement: (i) provide any such person with information or assistance or negotiate or (ii) conduct any discussions with any such person in furtherance of such inquiries or to obtain a proposal.

(e) The Shareholder agrees that he/she shall not, without the prior written consent of Parent, directly or indirectly sell, transfer or dispose of (other than by an exercise), any Covered Shares or any options, warrants, rights or other securities convertible into or exchangeable for shares of FCB Common Stock prior to the Effective Time of the Merger.

(f) The obligations and covenants of Shareholder contained in Section 2 of this Agreement shall terminate upon the earlier to occur of: (a) the termination of the Merger Agreement by any of the parties thereto, provided that such termination shall not be in violation of any provision of the Merger Agreement; or (b) the Effective Time of the Merger.

(g) The term “Covered Shares” shall not include any securities beneficially owned by the Shareholder as a trustee or fiduciary, and this Agreement is not in any way intended to affect the exercise by the Shareholder of his/her fiduciary responsibility in respect of any such securities. For purposes of this Agreement, the term “beneficial ownership” or similar terms shall be interpreted in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

3. Additional Shares, Options and Warrants.

Notwithstanding anything to the contrary contained herein, this Agreement shall apply to all shares of FCB Common Stock which the Shareholder currently has the sole right and power to vote and dispose of, or to direct the voting or disposition of, and all such shares of FCB Common Stock as to which the Shareholder may hereafter acquire the sole right and power to vote and dispose of, or to direct the voting or disposition of, such shares.

4. Non-Competition and Non-Solicitation.

(a) From and after the Effective Time until the date which is twelve (12) months after the Effective Time (the “Covenant Period”), the Shareholder shall not, directly or indirectly:

(i) serve as a member of the board of directors (including any advisory board) of any financial institution, or the direct or indirect holding company or any subsidiary of such financial institution or holding company, with an office or branch located within a 35-mile radius of any office or branch of Parent, NBB, FCB, or any subsidiary or affiliate thereof, at the date hereof or the Effective Time (the “Covered Area”); or

(ii) serve on the board of any company with an office or branch in the Covered Area that provides any of the products or services provided at the date hereof or the Effective Time by Parent, NBB, FCB, or any subsidiary or affiliate thereof; or

(iii) solicit to employ or engage the services of any of the officers or employees of Parent or NBB (including former employees of FCB) (other than such officers or employees who have been terminated by Parent, NBB or FCB prior to such solicitation or engagement by the Shareholder), or initiate or maintain contact with any officer, director or employee of Parent or NBB (including former employees of FCB) regarding the business, operations, prospects or finances of Parent or NBB, except for conversations with employees of Parent or NBB that are necessary to conduct routine banking business or transactions; or

(iv) solicit customers of Parent or NBB or any subsidiary or affiliate thereof by or on behalf of any bank or provider of any of the products or services offered by Parent or NBB or any subsidiary or affiliate thereof.

(b) The restrictions set forth in Section 4(a) of this Agreement shall not apply to service as a director, officer, employee or member of an advisory board of Parent or NBB.

(c) In the event of a breach or violation of Section 4(a) of this Agreement by the Shareholder, the running of the Covenant Period shall be tolled during the continuance of such breach or violation, and the Covenant Period shall be extended by the period of time for which such breach or violation was continuing.

Notwithstanding anything to the contrary contained herein, the covenants and agreements contained in this Section 4 shall survive the Effective Time.

5. Governing Law.

This Agreement shall be governed in all respects by the law of the Commonwealth of Virginia, without regard to the conflict of laws principles thereof.

6. Assignment; Successors.

This Agreement may not be assigned by the Shareholder without the prior written consent of Parent. The provisions of this Agreement shall be binding upon and, shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

7. Scope of Agreement.

The parties hereto acknowledge and agree that this Agreement shall not confer upon Parent any right or ability to acquire the shares of FCB Common Stock other than in connection with the Merger. The parties hereto acknowledge and agree that this Agreement does not constitute an agreement or understanding of the Shareholder in his/her capacity as a director or officer of FCB.

8. Severability.

Any invalidity, illegality or unenforceability of any provision of this Agreement in any jurisdiction shall not invalidate or render illegal or unenforceable the remaining provisions hereof in such jurisdiction and shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

9. Subject Matter; Remedies.

The parties hereto agree that the subject matter of this Agreement is unique and that the damages accruing to the parties hereto as a result of a breach hereof are not readily subject to calculation, and that the failure of any party to perform hereunder will result in irreparable damage to the other parties, and that specific performance of the obligations of the parties hereto is an appropriate and authorized remedy for a breach hereof, in addition to any other remedies, at law or in equity, which the parties may have for such breach.

10. Amendment, Waiver.

This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto which expressly states its intention to amend this Agreement. No provision of this Agreement may be waived, except by an instrument in writing, executed by the waiving party, expressly indicating an intention to effect a waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

11. Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.

[Signatures on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first above written.

NATIONAL BANKSHARES, INC.

By:
F. Brad Denardo
President and Chief Executive Officer

SHAREHOLDER

Print Name:

Covered Shares:

Options held by Shareholder: